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                                                                  Exhibit 10.5.2

                               BE INCORPORATED

                          NONSTATUTORY STOCK OPTION

              (1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN)

______________, Optionee:

     Be Incorporated (the "Company"), pursuant to its 1999 Non-Employee Directors' Stock Option Plan (the "Plan") has on ______________ granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option does not qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Non-Employee Directors (as defined in the Plan).

     The details of your option are as follows:

     1. The total number of shares of Common Stock subject to this option is _________ (___________). Subject to the limitations contained herein, this option shall be exercisable in accordance with the Plan.

     2. The exercise price of this option is ________________ ($_________) per share, being the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

     3. (a) This option may be exercised, to the extent specified in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 9(c) of the Plan. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         (b) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option or the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

     4. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed

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to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     5. By exercising this option you agree that the Company (or a representative of the underwriter(s)) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.

     6. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 7 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

     Dated the _________ day of _______, 19__.

                                    Very truly yours,

                                    Be Incorporated

                                    By:
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                                          Duly authorized on behalf
                                          of the Board of Directors


Attachments:

1999 Non-Employee Directors' Stock Option Plan

                                       2.
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The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock options plans of the Company, and (ii) the following agreements only:

          None
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                         (Initial)

          Other
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                              Optionee


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